EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT


I, Clifford E. Lai, Principal Executive Officer of HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  March 8, 2004
                                            /s/ Clifford E. Lai
                                                ------------------
                                                Clifford E. Lai Principal
                                                Executive Officer HYPERION 2005
                                                INVESTMENT GRADE OPPORTUNITY
                                                TERM TRUST, INC.

I, Thomas F. Doodian, Treasurer and Principal Financial Officer of HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC. (the "Fund"), certify that:

     1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated:  March 8, 2004
                                  /s/ Thomas F. Doodian
                                      --------------------------
                                      Thomas F. Doodian
                                      Treasurer and Principal Financial Officer
                                      HYPERION 2005 INVESTMENT GRADE OPPORTUNITY
                                      TERM TRUST, INC.


A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appears in typed form within the electronic version of these written statements required by Section 906, has been provided to HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC. and will be retained by HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC. and furnished to the Securities and Exchange Commission or its staff upon request.